UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

NEXTWAVE WIRELESS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33226	20-5361360
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12264 El Camino Real, Suite 305

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (619) 573-1578

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The annual meeting of stockholders of NextWave Wireless Inc. (the “Company”) was held on May 17, 2012.

(b) At the annual meeting, Allen Salmasi and Nader Tavokoli were elected as Class III Directors for a three-year term expiring at the Company’s annual meeting of stockholders in 2015.

The matters voted upon at the annual meeting and the final voting results with respect to such matters are as follows:

Proposals

	For	Against	Abstain	Broker Non-Votes
To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm to audit the consolidated financial statements of NextWave Wireless Inc. and its subsidiaries for the fiscal year ended January 1, 2013.	21,953,995	55,991	14,982	n/a

Election of Directors

Director	Votes Received	Votes Withheld	Broker Non-Votes
Allen Salmasi	14,185,414	1,059,219	6,780,335
Nader Tavokoli	15,181,739	62,894	6,780,335

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NextWave Wireless Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2012

NEXTWAVE WIRELESS INC.

By:	/s/ Francis J. Harding
Name: Francis J. Harding
	Title:	Executive Vice President and Chief Financial Officer

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